SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 02549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): April 24, 2003
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                     SEACOAST FINANCIAL SERVICES CORPORATION
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             (Exact name of registrant as specified in its charter)


   Massachusetts                000-25077                           04-1659040
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(State or other jurisdiction   (Commission                       (IRS Employer
  of incorporation)            File Number)                  Identification No.)


One Compass Place, New Bedford, Massachusetts                        02740
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (508) 984-6000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.     Financial Statements and Exhibits.

           (c) Exhibits: The following exhibit is filed as part of this report:

           Exhibit No.                    Description

           99                             Press Release dated April 24, 2003.


Item 9. Regulation FD Disclosure.

     In accordance with Release No. 33-8216, the following information is being furnished under Item 12 of Form 8-K:

     On April 24, 2003, Seacoast Financial Services Corporation (the "Company") issued a press release announcing the Company's results of operations for the quarter ended March 31, 2003. The Company has attached this press release as
Exhibit 99 to this Current Report on Form 8-K.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            SEACOAST FINANCIAL SERVICES CORPORATION


Dated: April 24, 2003       By:     /s/ Kevin G. Champagne
                               -------------------------------------------------
                                    Kevin G. Champagne
                                    President and Chief Executive Officer